Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.
G. SHAFFER, B. A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3td day of March, 1998.



                                /s/ Richard C, Notebaert
                                Richard C. Notebaert
                                Chairman and Chief Executive Officer

STATE OF ILLINOIS )
COUNTY OF COOK    )

  On the 3rd day of March, 1998, personally appeared before me Richard C Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 3rd day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C. NOTEBAERT, B. A. KLEIN AND R. W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of March, 1998.



                                /s/ Oren G. Shaffer
                                Oren G. Shaffer
                                Executive Vice President and
                                Chief Financial Officer


STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 3rd day of March, 1998, personally appeared before me Oren G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 3rd day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public


                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.



                                /s/ Donald C. Clark
                              Donald C. Clark



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 2nd day of March, 1998, personally appeared before me Donald
C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 2nd day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of February, 1998.





                                /s/ Melvin R. Goodes
                                Melvin R. Goodes



STATE OF NEW JERSEY             )
COUNTY OF MORRIS  )


  On the 27th day of February, 1998, personally appeared before me Melvin R. Goodes to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 27th day of February, 1998.



                                /s/ Athena E. Leonard
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 2nd day of March, 1998.




                                /s/ Hanna Holborn Gray
                                Hanna Holborn Gray



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 2nd day of March, 1998, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 2nd  day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.



                                /s/ James A. Henderson
                                James A. Henderson



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 2nd  day of March, 1998, personally appeared before me James
A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 2nd day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B. A. KLEIN AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.



                                /s/ Sheldon B. Lubar
                                Sheldon B. Lubar



STATE OF WISCONSIN              )
COUNTY OF MILWAUKEE             )


  On the 2nd  day of March, 1998, personally appeared before me
Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 2nd  day of March, 1998.



                                /s/ Mary Beth Wisniewski
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W.PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.



                                /s/ Arthur C. Martinez
                                Arthur C. Martinez



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 2nd day of March, 1998, personally appeared before me Arthur
C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 2nd day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of February, 1998.


                                /s/ John B. McCoy
                               John B. McCoy



STATE OF OHIO     )
COUNTY OF FRANKLIN              )


  On the 25th day of February, 1998, personally appeared before me John B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 25th day of February, 1998.



                                /s/ Carolyn J. Rich
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W.PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  N WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th of February, 1998.



                                /s/ John D. Ong
                                John D. Ong



STATE OF OHIO     )
COUNTY OF SUMMIT  )


  On the 27th of February, 1998, personally appeared before me John D. Ong to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 27th of February, 1998.



                                /s/ Virginia M. Huggins
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W.PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 1998.


                                /s/ A. Barry Rand
                               A. Barry Rand



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 2nd day of March, 1998, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 2nd  day of March, 1998.



                                /s/ Judi L. Anker
                                         Notary Public
                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G.
SHAFFER,
B. A. KLEIN AND R.W.PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of February, 1998.




                              /s/ James A. Unruh
                              James A. Unruh


STATE OF PENNSYLVANIA           )
COUNTY OF MONTGOMERY            )


  On the 25th day of February, 1998, personally appeared before me James A. Unruh to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 25th day of February, 1998.



                                /s/ Linda M. Fantini
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"); and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C. NOTEBAERT, O.G. SHAFFER and R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K/A, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 3rd day of March, 1998.



                                /s/ Laura D'Andrea Tyson
                                Laura D'Andrea Tyson


STATE OF CALIFORNIA             )
COUNTY OF ALAMEDA )


  On the 3rd day of March, 1998, personally appeared before me Laura D'Andrea Tyson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 3rd  day of March, 1998.



                                /s/ Carlos M. Trillo
                                         Notary Public